Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated

March 31, 2021, relating to the financial statements of Switchback II Corporation for the year ended December 31, 2020.

/s/ WithumSmith+Brown, PC

New York, New York
November 9, 2021